SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549


F O R M  8-K


Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)  December 31, 1996

           BOSTON CAPITAL TAX CREDIT FUND IV L.P.
     (Exact name of registrant as specified in its charter)


                            Delaware
         (State or other jurisdiction of incorporation)


    33-70564
04-3208648
(Commission File Number)          (IRS Employer Identification No. )



c/o Boston Capital Partners, Inc.,
One Boston Place, Boston, Massachusetts                          02108-4406


(Address of principal executive offices)                             (Zip
Code)


Registrant's telephone number, including area code (617) 624-8900

         None
 (Former name or former address, if changed since last report)






Item 5.  Other Events

    On December 31, 1996, Boston Capital Tax Credit Fund IV L.P., a Delaware limited partnership, specifically Series 22 thereof (the "Partnership") completed various agreements relating to Roxbury Veterans Housing Limited Partnership, a Massachusetts limited partnership (the "Operating Partnership"), including an Amended and Restated Agreement of Limited Partnership of the Operating Partnership dated as of December 31, 1996 (the "Operating Partnership Agreement"), pursuant to which the Partnership acquired a limited partner interest in the Operating Partnership. Capitalized terms used and not otherwise defined herein have their meanings set forth in the Operating Partnership Agreement, a copy of which is attached hereto as Exhibit
(2)(a).

    The Operating Partnership owns and operates a recently renovated apartment complex located on Warren Street in Boston (Roxbury), Massachusetts which is known as Highland House (the "Apartment Complex"). The Apartment Complex is designed to house homeless veterans and consists of two buildings each containing 7 single-room occupancy units. The Apartment Complex is expected to be 100% occupied by April 30, 1997.

    The Operating Partnership is receiving first mortgage financing in the amount of $115,700 (the "First Mortgage") from The Boston Bank of Commerce. The First Mortgage bears interest at the Prime Rate plus 2% per annum and has a 15-year term. The Operating Partnership is receiving second mortgage financing in the amount of $600,000 (the "Second Mortgage") from Fleet National Bank as agent for the City of Boston acting by and through its Public Facilities Commission by the Director of the Public Facilities Department.
The Second Mortgage has a 30-year term and is funded with $300,000 of CDBG Funds which bear interest at the rate of 1% per annum and with $300,000 of HOME Funds which bear interest at the rate of 7.5% per annum.

    100% of the apartment units (14 units) in the Apartment Complex are believed to qualify for the low-income housing tax credit (the "Tax Credits") under Section 42 of the Internal Revenue Code of 1986, as amended (the "Code").

    The General Partner of the Operating Partnership is Roxbury Veterans Enterprise, Inc., a Massachusetts corporation, which is a wholly-owned subsidiary of Veterans Benefits Clearinghouse, Inc., a non-profit organization ("VBC"). VBC was established in 1977 to help Vietnam-era veterans return to civilian society and lead a sustainable quality of life. Ralph D. Cooper is the Executive Director of VBC and is responsible for strategic long-range planning and fund raising as well as the ongoing relationships with government officers and organizations relating to legislative initiatives for veterans" issues and concerns. Mr. Cooper received his Masters Degree in Education from the University of Massachusetts and a Bachelor of Arts Degree in Psychology from Boston State College. Ernest Branch is the Executive Director of the Veterans Benefits Clearinghouse Development Corporation (the Developer of the Apartment Complex). Mr. Branch has 18 years of experience in the housing industry. His background includes the management of property, the rehabilitation of real estate, the relocation of families, implementation of support services, organization of youth programs, crime prevention, and the establishment of proper security. He was formerly District Director of Field Management for the Boston Housing Authority and served as Executive Director of the Columbia Point Task Force. Mr. Branch received a Bachelor of Arts in Behavioral Science from Shaw University and a Masters Degree in Education from Cambridge College. He has received certificates as a Certified Housing Manager, Certified Occupancy Specialist and Certified Public Housing Manager. Mr. Branch has also received real estate certificates from Harvard University and MIT.

    The Partnership acquired its interest in the Operating Partnership directly from the Operating Partnership in consideration of an agreement to make a Capital Contribution of $586,492 which has been or will be payable to the Operating Partnership in five (5) Installments as follows:

(i) $351,895 (60%) on the latest to occur of (A) Tax Credit Set Aside,
(B) Initial Closing, (C) receipt by Boston Capital of an acceptable commitment of the BBOC regarding the BBOC Loan, (D) the Admission Date, (E) receipt by the Partnership of evidence reasonably satisfactory to it that the Apartment Complex has been placed in service, including without limitation, an opinion from a certified public accountant hired by the General Partner and approved by the Partnership as to the Operating Partnership"s having incurred the requisite threshold amount of rehabilitation expenses consisting of the greater of (1) the aggregate of $3,000 per Unit, or (2) 10% of the adjusted basis in the Apartment
Complex as of the first day of the twenty-four month period (the "First Installment");

(ii) $58,649 (10%) on the latest to occur of (A) 50% Construction Completion, (B) receipt of an owner"s title insurance policy satisfactory to BCTC 94, Inc., (C) confirmation by Boston Capital that each of the itemized outstanding due diligence matters identified on Exhibit 5.01 have been completed by the General
Partner to the reasonable satisfaction of Boston Capital,
(D) receipt of a payoff letter from the Contractor stating that all amounts payable to the Contractor have been paid in full and that the Operating Partnership is not in violation of the Construction Contract, or (E) satisfaction of all of the conditions to the payment of the First Installment (the "Second Installment");

(iii) $79,176 (13.5%) on the latest to occur of (A) Substantial Completion or (B) satisfaction of all of the conditions to the payment of the First and Second Installments (the "Third
Installment");

(iv) $82,109 (14%) on the latest to occur of (A) Initial 95% Occupancy Date, (B) Final Closing, (C) Rental Achievement, (D) Cost
Certification, (E) State Designation or (F) satisfaction of all conditions to the payment of the First, Second and Third
Installments (the "Fourth Installment"); and

(v) $14,663 (2.5%) on the later to occur of (A) the receipt by the Partnership of the Operating Partnership"s federal income tax return for the year in which Rental Achievement occurred or
(B) satisfaction of all conditions to the payment of the First, Second, Third, and Fourth Installments (the "Fifth Installment").

    The total Capital Contribution of the Partnership to the Operating Partnership is based on the Operating Partnership receiving $987,360 of Tax Credits during the 10-year period commencing in 1997, of which $977,490 will be allocated to the Partnership as a Limited Partner in the Operating Partnership. The Special Limited Partner of the Operating Partnership is BCTC 94, Inc., an affiliate of the Partnership.

    The Partnership believes that the Apartment Complex is adequately insured.

    Ownership interests in the Operating Partnership are as follows, subject in each case to certain priority allocations and distributions:



                      Normal            Capital          Cash
                      Operations       Transactions      Flow


General Partner          1%               50%             50%

Partnership             99%               50%             50%




    The Partnership used the funds obtained from the payments of the holders of its beneficial assignee certificates to make the acquisition of its interest in the Operating Partnership.

    Boston Capital Asset Management Limited Partnership ("BCAMLP"), an affiliate of the general partner of the Partnership, or another affiliate thereof, will receive an annual Asset Management Fee of $1,500 commencing in 1997 from the Operating Partnership for services in connection with the Operating Partnership's accounting matters and the preparation of tax returns and reports to the Partnership. The Asset Management Fee for each fiscal year will be payable from Cash Flow in the manner and priority set forth in Article XI of the Operating Partnership Agreement. To the extent Cash Flow in any year is insufficient to pay the entire amount of the Asset Management Fee, the amount of such deficiency shall accrue and be payable on a cumulative basis in the first year in which there is sufficient Cash Flow available for the payment of such fee, or in the first year in which proceeds of a Capital Transaction are available.

    The Operating Partnership will pay a Development Fee to the Developer for its service in connection with the construction and development of the Apartment Complex in an amount equal to $50,000. The Development Fee will be paid $38,250 from the proceeds of the Fourth Installment, $10,000 from the proceeds of the Fifth Installment and the $1,750 balance shall be treated as a Deferred Development Fee which will be paid in accordance with the provisions of Article XI of the Operating Partnership Agreement, but in no event later than ten years after the issuance of the Certificate of Occupancy for the Apartment Complex. The Operating Partnership will pay to the General Partner an annual Incentive Partnership Management Fee of $2,500 per annum commencing in 1998 with a pro rata portion being paid in 1997 for its services in connection with managing the day-to-day business of the Operating Partnership. The Incentive Partnership Management Fee for each fiscal year will be payable from Cash Flow in the manner and priority set forth in Article XI of the Operating Partnership Agreement.

Item 7.  Exhibits.

(c)      Exhibits.                                                 Page

(1)(a)1 Form of Dealer-Manager Agreement between Boston
        Capital Services, Inc. and the Registrant
        (including, as an exhibit thereto, the form of Soliciting Dealer Agreement)

(2)(a)  Amended and Restated Agreement of Limited
        Partnership of Roxbury Veterans Housing Limited
        Partnership

(2)(b)  Certification and Agreement of Roxbury Veterans
        Housing Limited Partnership


(4)(a)2 Agreement of Limited Partnership of the
        Partnership

(16)    None

(17)    None

(21)    None

(24)    None

(25)    None

(28)    None

_______________


1 Incorporated by reference to Exhibit (1) to Registration Statement No. 33-70564 on Form S-11, as filed with the Securities and Exchange Commission.

2 Incorporated by reference to Exhibit (4) to Registration Statement No. 33-70564 on Form S-11, as filed with the Securities and Exchange Commission.


SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated:  March 20, 1997


BOSTON CAPITAL TAX CREDIT FUND IV L.P.


By: Boston Capital Associates IV L.P.,
    its General Partner


    By:  C&M Associates, d/b/a Boston
         Capital Associates, its
    General Partner


    By:  /s/ Herbert F. Collins
    Herbert F. Collins, Partner




BOS2.53238